================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 16, 1999
                                                         -----------------


                           OUTBOARD MARINE CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         1-2883                                          36-1589715
--------------------------------------------------------------------------------
(Commission File Numbers)                   (I.R.S. Employer Identification No.)



          100 SEA HORSE DRIVE
          WAUKEGAN, ILLINOIS                                       60085
--------------------------------------------------------------------------------
(Address of Principal Executive Office)                          (Zip Code)


                                 (847) 689-6200
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================


NYFS08...:\60\66560\0003\1966\FRM2169P.280

Item 5.    Other Events.

      Registrant issued a press release on February 16, 1999, announcing, among other things, results for the quarter ending December 31, 1998. A copy of the press release is attached hereto as Exhibit 99.1.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.     Exhibit
-----------     -------

99.1            Press Release dated February 16, 1999.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       OUTBOARD MARINE CORPORATION
                                       (Registrant)

                                       By: /s/ Robert S. Romano
                                           ---------------------------------
Date: February 17, 1999                    Name: Robert S. Romano
                                           Title: Vice President, Secretary
                                                  and General Counsel

                                  EXHIBIT INDEX



Exhibit No.       Exhibit
-----------       -------

   99.1           Press Release dated February 16, 1999.